UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	December 6, 2016

The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)
Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(601) 268-8998

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01                 Entry into a Material Definitive Agreement

On December 6, 2016, The First Bancshares, Inc. (the “Company”) entered into a loan agreement (“Loan Agreement”) with First Tennessee Bank National Association (the “Lender”) for a $20 million revolving line of credit (“Line of Credit”) The maturity date of the Loan Agreement is December 5, 2017.  Under the terms of the Loan Agreement, the Company is required to pay quarterly payments of interest on the unpaid principal balance of the Line of Credit.  The interest rate on the Line of Credit is subject to change from time to time based on the LIBOR rate.  The initial interest rate to be applied to the unpaid principal balance of the Line of Credit will be at a rate of two and 50/100 percent (2.50%) over the LIBOR Rate.  In connection with the Line of Credit, the Company executed a negative pledge agreement with the Lender pursuant to which it agreed not to pledge any capital stock of the Bank so long as any indebtedness is outstanding under the Line of Credit.  The Agreement includes financial covenants and other restrictions customary in financings of this nature.  Outstanding indebtedness under the Agreement can be accelerated by the Lender upon the occurrence of customary events of default.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Loan Agreement, which is attached at Exhibit 10.1 and is incorporated herein by reference.

Item 1.02                 Termination of a Material Definitive Agreement

              On December 6, 2016, The First Bancshares, Inc. repurchased all 17,123 shares of its Cumulative, Perpetual Preferred Stock, Series CD (CDCI Preferred Stock”) issued to the U.S. Treasury in connection with the Company’s participation in the Troubled Asset Relief Program’s Community Development Capital Initiative and terminated the Exchange Agreement and Securities Purchase Agreement.  In connection with the repurchase of the CDCI Preferred Stock, both the Company’s Securities Purchase Agreement, dated September 29, 2010 (“Securities Purchase Agreement”), and the Company’s Exchange Agreement, dated September 29, 2010 (“Exchange Agreement”), both with U.S. Treasury, were terminated. The Securities Purchase Agreement and Exchange Agreement were filed as Exhibit 10.2 and Exhibit 10.1, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2010, and are incorporated by reference herein.

Item 9.01                 Financial Statements and Exhibits

Exhibit 99.1              Press Release dated December 7, 2016

Exhibit 10.1              Loan Agreement, dated December 6, 2016, between The First Bancshares, Inc. and First Tennessee Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.
(Registrant)

Date:	December 9, 2016

/s/ Dee Dee Lowery
Name: Dee Dee Lowery
Title: EVP and CFO